UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2010

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 26, 2010, the compensation committee (the "Compensation Committee") of the board of trustees (the "Board") of RAIT Financial Trust ("RAIT") adopted a Form of Unit Award to Cover Grants to Compensation Committee Officers (the "Form of Unit Award") to evidence grants made on January 26, 2010 pursuant to the RAIT Financial Trust 2008 Incentive Award Plan (the "Plan") to certain officers of RAIT, including RAIT’s chief executive officer, chief financial officer and the other named executive officers (as defined in instruction 4 to Item 5.02 of Form 8-K). The Form of Unit Award sets forth the vesting, redemption with RAIT's common shares of beneficial interest ("Common Shares") and other terms of unit awards granted pursuant to the Plan to RAIT's officers who come within the definition of a "Compensation Committee Officer" set forth in the Compensation Committee’s Charter. The foregoing description of the Form of Unit Award does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Unit Award filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On January 26, 2010, the Compensation Committee approved a cash payment to the Board’s eight non-management trustees intended to constitute a portion of their respective 2010 annual non-management trustee compensation. RAIT’s non-management trustees are Edward S. Brown, Daniel G. Cohen, Frank A. Farnesi, S. Kristin Kim, Arthur Makadon, Daniel Promislo, John F. Quigley III and Murray Stempel, III. The cash payment was subject to terms and conditions set forth in a letter agreement (the "Letter Agreement") between each of the non-management trustees and RAIT. The terms and conditions included a requirement that each trustee use a portion of the cash payment to purchase RAIT’s common shares of beneficial interest ("Common Shares") in purchases that, individually and in the aggregate with all purchases made by all the other non-management trustees pursuant to their respective Letter Agreements, complied with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. The aggregate amount required to be used by all of the non-management trustees to purchase Common Shares is $240,000. These purchases are required to commence on the trading day immediately following the end of RAIT’s current "blackout period," as defined in RAIT’s Insider Trading Policy. The foregoing description of the Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of letter agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 RAIT Financial Trust 2008 Incentive Award Plan Form of Unit Award to Cover Grants to Compensation Committee Officers adopted January 26, 2010.

10.2 Form of Letter Agreement between RAIT Financial Trust ("RAIT") and each of its Non-Management Trustees dated as of January 26, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

January 29, 2010	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	RAIT Financial Trust 2008 Incentive Award Plan Form of Unit Award to Cover Grants to Compensation Committee Officers adopted January 26, 2010.
10.2	Form of Letter Agreement between RAIT Financial Trust ("RAIT") and each of its Non-Management Trustees dated as of January 26, 2010.